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                                     EXHIBIT A

                                  PROMISSORY NOTE

Loan Amount:  $536,700                                  Menlo Park, California
Interest Rate: 6.8%                                             March 16, 2000
                                                                     (date)

     FOR VALUE RECEIVED, the undersigned, WILLIAM MATTHEWS, Ph.D. ("Borrower") hereby promises to pay to the order of DELTAGEN, INC., a Delaware corporation ("Lender"), at 1003 Hamilton, Menlo Park, California, 94025 or such other place as Lender may designate by written notice to Borrower, in lawful money of the United States of America, the principal sum of FIVE HUNDRED THIRTY SIX THOUSAND SEVEN HUNDRED DOLLARS ($536,700), with interest, to be paid as set forth below.

     1. PAYMENTS. The entire principal balance of this Promissory Note (this "Note"), together with all accrued and unpaid interest thereon, shall be due and payable on fourth anniversary of the date hereof (the "Maturity Date"), provided however, that if such day is not a Business Day (as defined below) then on the next succeeding Business Day. Interest on the outstanding principal balance hereunder shall accrue at the rate of six and eight-tenths percent (6.8%) per annum, calculated on the basis of a three hundred and sixty day year. Interest shall accrue on this Note and be payable by Borrower on the Maturity Date.

     2. PURPOSE OF NOTE. Borrower acknowledges that the purpose of the loan evidenced by this Note is to provide financing for Borrower's purchase of common stock of the Lender pursuant to the terms of a Notice of Exercise and Common Stock Purchase Agreement of even date herewith between the parties (the "Common Stock Purchase Agreement").

     3. PREPAYMENT. Borrower may prepay all or any portion of this Note at any time without penalty, fee or acceleration prior to the Maturity Date of this Note.

     4. SECURITY. Payment of this Note is secured by a certain Pledge and Security Agreement (the "Security Agreement") of even date herewith from Borrower, as Pledgor, to Lender, as Pledgee, whereby Borrower has pledged certain shares of capital stock as security for Borrower's obligations under this Note, as more particularly described in the Security Agreement.

     5. ACCELERATION OF DUE DATE. The entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, shall, at the election of Lender, become immediately due and payable upon the occurrence of any of the following, irrespective of the payment schedule set forth in Paragraph 1 of this Note:

          a. Any failure on the part of Borrower to make any payment under this Note when the same is due;

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          b.   Any failure on the part of Borrower to perform or observe any of his obligations under the Security Agreement or any other security instrument which secures this Note, as and when performance is due;

          c. On such date as Borrower's employment relationship with Lender or any wholly-owned subsidiary of Lender is terminated, or deemed terminated pursuant to the terms of the Common Stock Purchase Agreement, for any reason; or

          d. If at any time Borrower shall admit in writing his inability to pay his debts as they become due, or shall make any assignment for the benefit of any creditors, or shall file a petition seeking any reorganization, arrangement, composition, readjustment or similar release under any present or future statute, law or regulation, or on the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy or insolvency.

     6. OFFSET TO COMPENSATION. To the fullest extent permitted by law, upon any termination of Borrower's employment with Lender, Borrower hereby directs Lender to offset any unpaid principal balance due under this Note against any amounts owed by Lender to Borrower, including, but not limited to, any wages, salary, or bonuses, and any other employment or consulting compensation or stock repurchase payments. Lender shall promptly notify Borrower in writing of any such offset, including an itemization of the amounts offset and the balance, if any, due and payable pursuant to this Note.

     7. COLLECTION COSTS BORNE BY BORROWER. Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in any action brought to enforce the terms of this Note and/or to collect this Note, and any appeal thereof.

     8.   MISCELLANEOUS.

          a. No delay or omission on the part of Lender in exercising any right under this Note or under the Security Agreement or any other security agreement given to secure this Note shall operate as a waiver of such right or of any other right under this Note.

          b. In the event of default, under this Note, Borrower shall have fifteen (15) days from the date of notice of default and demand for payment in which to cure such default. Such notice may be by written notice mailed to Borrower at the last address given to Lender by Borrower and shall be deemed received three (3) days after being mailed by certified, first-class mail, return receipt requested or the next day mailed by overnight delivery.

          c. Borrower hereby waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. The pleading of any statute of limitations as a defense to any demand against the Borrower, any endorsers, guarantors and sureties of this Note is expressly waived by each and all of such parties to the extent permitted by law. Time is of the essence under this Note. Any payment hereunder shall first be applied to any collection costs, then

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against accrued and unpaid interest hereunder and then against the outstanding principal balance of this Note.

     9. LATE CHARGE. If payment of principal or interest under this Note shall not be made within ten (10) days after the date due, Borrower agrees to pay, in addition to the unpaid principal or interest, a sum equal to three percent (3%) of the unpaid principal or interest, which sum Borrower agrees represents a fair and reasonable estimate, considering all of the circumstances existing on the date of this Note, of the costs and expenses incident to handling and collecting such delinquent payment that will be sustained by Lender due to the failure of Borrower to make timely payment. The parties further agree that proof of actual damages would be costly and impracticable. Such charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or under the Security Agreement referred to in this Note or from exercising any of the other rights and remedies of Lender.

     10. GOVERNING LAW. The Note shall be governed by the laws of the State of California and shall be construed in accordance therewith, irrespective of its choice of law principles.

     11.  DEFINITIONS.

          a. BUSINESS DAY. As used in this Note the term "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday observed by employees of the State of California.

     12. SUCCESSORS. This Note shall be binding upon Borrower and the personal representatives, heirs, successors and assigns of Borrower.

     13. SEVERABILITY. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

     14. MAXIMUM INTEREST PAYABLE. All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum amount permitted by

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applicable law.  This paragraph shall control all agreements between the undersigned and the holder hereof.



                              /s/ William Matthews
                              -----------------------------------
                              Borrower:WILLIAM MATTHEWS, Ph.D.



     I, KATHRYN E. MATTHEWS, the spouse of Borrower, do hereby consent to the borrowing by Borrower of the loan evidenced by this Note on the terms and conditions set forth herein, and to the pledge evidenced by the Security Agreement referred to in Paragraph 4 of this Note, and any extensions, modifications or amendments thereto, as security for the obligations of Borrower under this Note.


                                             /s/ Kathryn E. Matthews
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